SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers.

FTI Consulting, Inc. (“FTI Consulting”) entered into an amendment as of March 21, 2017 (the “CEO Amendment”), of the Employment Agreement dated as of December 13, 2013, as amended (the “CEO Employment Agreement”), by and between FTI Consulting and Steven Gunby (our “CEO”). The CEO Amendment provides that upon termination of Mr. Gunby’s employment due to his death or “Disability” (as defined in the CEO Employment Agreement), Mr. Gunby or his estate will be eligible to receive a pro-rated (based on the number of days he works in the applicable performance year) annual incentive bonus for the performance year of termination based on actual performance results for such performance year, which amount (if any) will be paid in a lump sum in cash when annual incentive bonuses for such performance year are paid to other eligible senior executives of FTI Consulting.

In addition, FTI Consulting entered into amendments dated as of March 21, 2017 (individually an “Officer Amendment,” and collectively, the “Officer Amendments,” and together with the CEO Amendment, the “Amendments”), with each of Ajay Sabherwal (Chief Financial Officer), Paul Linton (Chief Strategy and Transformation Officer), Curtis Lu (General Counsel) and Holly Paul (Chief Human Resources Officer), amending his or her employment letter dated July 5, 2016. July 15, 2014, May 14, 2015 and July 15, 2014, respectively. Each Officer Amendment provides that upon termination for death or “Disability” (which term has been defined in the same manner as under the CEO Employment Agreement), such officer or his or her estate will be eligible to receive his or her pro-rated (based on the number of days he or she works in the applicable performance year) annual incentive bonus for the performance year of termination based on actual performance results for such performance year, which amount (if any) will be paid in a lump sum in cash when annual incentive bonuses for such performance year are paid to other eligible senior executives of FTI Consulting. In addition, consistent with the original terms of the CEO Employment Agreement, each Officer Amendment also provides that in the event of such officer’s death or Disability, he or she will be entitled to receive the unpaid amount, if any, of any previously earned and unpaid annual incentive bonus based on actual performance results for the applicable performance year.

The above descriptions of the Amendments are qualified in their entirety by the full text of each applicable Amendment. The Amendments have been filed with this Current Report on Form 8-K as Exhibits 10.1 through 10.5 hereto, and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 effective as of March 21, 2017 to Employment Agreement dated as of December 13, 2013, as amended, by and between FTI Consulting, Inc. and Steven Gunby

Exhibit No.	Description

10.2	Amendment No. 1 effective as of March 21, 2017 to Offer of Employment Letter dated as of July 5, 2016, by and between FTI Consulting, Inc. and Ajay Sabherwal

10.3	Amendment No. 1 effective as of March 21, 2017 to Offer of Employment Letter dated July 15, 2014, by and between FTI Consulting, Inc. and Paul Linton

10.4	Amendment No. 1 effective as of March 21, 2017 to Employment Letter dated May 14, 2015, by and between FTI Consulting, Inc. and Curtis Lu

10.5	Amendment No. 2 effective as of March 21, 2017 to Offer of Employment Letter dated July 15, 2014, by and between FTI Consulting, Inc. and Holly Paul

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: March 23, 2017	By:	/S/ CURTIS LU
Curtis Lu
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 effective as of March 21, 2017 to Employment Agreement dated as of December 13, 2013, as amended, by and between FTI Consulting, Inc. and Steven Gunby

10.2	Amendment No. 1 effective as of March 21, 2017 to Offer of Employment Letter dated as of July 5, 2016, by and between FTI Consulting, Inc. and Ajay Sabherwal

10.3	Amendment No. 1 effective as of March 21, 2017 to Offer of Employment Letter dated July 15, 2014, by and between FTI Consulting, Inc. and Paul Linton

10.4	Amendment No. 1 effective as of March 21, 2017 to Employment Letter dated May 14, 2015, by and between FTI Consulting, Inc. and Curtis Lu

10.5	Amendment No. 2 effective as of March 21, 2017 to Offer of Employment Letter dated July 15, 2014, by and between FTI Consulting, Inc. and Holly Paul

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